UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): January 25, 2019
Horizon Global Corporation (Exact Name of Registrant as Specified in Charter)

Delaware	001-37427	47-3574483
_____________________ (State or Other Jurisdiction	_____________ (Commission	______________ (IRS Employer
of Incorporation)	File Number)	Identification No.)

2600 West Big Beaver Road, Suite 555, Troy, Michigan _____________________		48084 ___________ (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(248) 593-8820 _____________

Not Applicable
________________________________________ (Former name or former address, if changed since last report)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☑

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 25, 2019, the Board of Directors (the “Board”) of Horizon Global Corporation (the “Company”) elected Barry G. Steele as the Company’s Chief Financial Officer, effective February 18, 2019.

Mr. Steele, age 48, served as Vice President of Finance and Chief Financial Officer of Gentherm Incorporated (“Gentherm”), a global developer and marketer of innovative thermal management technologies for a broad range of heating and cooling and temperature control applications for the automotive and medical markets, from 2004, and as its Treasurer from 2005, until January 2018. Mr. Steele will remain an employee of Gentherm into February 2018. Prior to joining Gentherm, Mr. Steele held various finance positions with Advanced Accessory Systems, LLC, at the time, a global supplier of specialty accessories to the automotive industry, from 1997 to 2004, including Chief Accounting Officer, Chief Financial Officer, Corporate Controller and Financial Reporting Manager. From 1993 to 1997, Mr. Steele was Senior Auditor with Price Waterhouse LLP.

In connection with his appointment as Chief Financial Officer, Mr. Steele will (i) receive an annual base salary of $400,000.00, (ii) be eligible to receive an annual short-term cash incentive award based on the performance of the Company, which is targeted at 60% of base salary for 2019, (iii) be eligible to receive an annual long-term incentive award under the Company’s Amended and Restated 2015 Equity and Incentive Compensation Plan, which has a target value of 75% of base salary for 2019 and (iv) be a Tier II participant in the Company’s Executive Severance/Change of Control Policy. In addition, Mr. Steele will generally be eligible to participate in all other employee benefit plans and compensation programs that the Company maintains for its salaried employees and executive officers.

In connection with Mr. Steele’s appointment as the Company’s Chief Financial Officer, Brian Whittman, managing director of Alvarez & Marsal North America, LLC, who has been serving as the Company’s interim Chief Financial Officer since November 9, 2018, will step down as interim Chief Financial Officer effective February 18, 2019, and will continue as Vice President, Finance and serve as the Company’s principal financial officer through the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “2018 Form 10-K”). Mr. Steele will assume the role of the Company’s principal financial officer after the filing of the 2018 Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON GLOBAL CORPORATION

Date:	January 29, 2019	By:	/s/ Jay Goldbaum
		Name:	Jay Goldbaum
		Title:	General Counsel and Corporate Secretary